EXHIBIT 10.35a
                                 --------------

                           AMENDMENT NO. 1 AND WAIVER
                                       TO
                           REVOLVING CREDIT AGREEMENT


         AMENDMENT AND WAIVER dated as of January 15, 1999 to the $100,000,000 Revolving Credit Agreement dated as of March 31, 1998 (the "Revolving Credit Agreement") among AMSC ACQUISITION COMPANY, INC. (the "Borrower"), AMERICAN MOBILE SATELLITE CORPORATION (the "Parent Guarantor"), the BANKS party thereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent"), and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H :

         WHEREAS, the Parent Guarantor desires to issue up to $21,500,000 aggregate principal amount of junior subordinated secured exchangeable notes to Baron Asset Fund;

         WHEREAS, the Parent Guarantor will use the proceeds thereof to acquire three notes issued by AMRC Holdings in the principal amounts of $806,050, $3,612,478, and $17,000,025 and convertible into 0.9212, 4.1285 and 19.4286 shares, respectively, of common stock of AMRC Holdings;

         WHEREAS, as a consequence of the foregoing investment by the Parent Guarantor in AMRC Holdings, the Parent Guarantor will no longer be required to transfer shares of AMRC Holdings to WorldSpace, Inc. as contemplated by the Waiver and Release of Certain Collateral dated as of July 30, 1998 under the Term Credit Agreement;

         WHEREAS, the undersigned Banks and the Guarantors are willing to consent to the foregoing and to certain other amendments to the Revolving Credit Agreement and to waive Section 5.12 of the Revolving Credit Agreement in connection with the acquisition by a Subsidiary of the Borrower of the capital stock of Access Point of Virginia, Inc.;

         NOW, THEREFORE, the undersigned parties hereto agree as follows:

         SECTION 1.  Definitions; References.

          (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Revolving Credit Agreement has the meaning



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assigned to such term in the  Revolving  Credit  Agreement.  Each  reference  to
"hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Revolving Credit Agreement shall, after this Amendment becomes effective, refer to the Revolving Credit Agreement as amended hereby.

          (b) The following definitions are added to Section 1.01 in the appropriate alphabetical order:

         "Baron Exchangeable Notes" means one or more of the Parent Guarantor's junior subordinated secured exchangeable notes due September 30, 2006 substantially in the form approved by the Required Banks in writing and issued to Baron Asset Fund.

          (c) The definition of "Reduction Event" is amended by adding the expression "(other than the sale, transfer or other disposition of securities issued by AMRC Holdings and permitted by Section 5.16(a-1))" immediately after the words "Asset Sale".

         SECTION 2. Waiver. The undersigned Banks hereby waive the failure by the Borrower to comply with Section 5.12 of the Revolving Credit Agreement in connection with the acquisition by a Subsidiary of the Borrower of 100% of the capital stock of Access Point of Virginia, Inc. for a purchase price of $45,000. On the Amendment Effective Date, this waiver will be effective as of December 18, 1998.

         SECTION 3. Limitation on Liens. Section 5.15 of the Revolving Credit Agreement is amended by adding the following subsection (a-1) immediately after subsection (a) thereof:

         (a-1) Liens on securities issued by AMRC Holdings that are not subject to the Security Interests (as defined in the Security and Pledge Agreement (as defined in the Term Credit Agreement));

         SECTION 4. Limitation on Sales of Assets. Section 5.16 of the Revolving Credit Agreement is amended by adding the following subsection (a-1) immediately after subsection (a) thereof:

         (a-1) the sale, transfer or other disposition of securities issued by AMRC Holdings that are not subject to the Security Interests (as defined in the Security and Pledge Agreement (as defined in the Term Credit Agreement));

         SECTION 5. Limitation on Indebtedness. Section 5.23 of the Revolving Credit Agreement is amended by adding the following subsection (a-1) immediately after subsection (a) thereof:

         (a-1) Indebtedness under the Baron Exchangeable Notes in an aggregate principal amount not to exceed $21,500,000 (less the principal amount thereof which is exchanged or repaid);

         SECTION 6. Restrictions on Payments in Respect of Baron Exchangeable Notes. The following is added as Section 5.24 of the Revolving Credit
Agreement:

                  SECTION 5.24. Restrictions on Payments in Respect of Baron Exchangeable Notes. The Parent Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, redeem, retire, purchase, acquire, defease or otherwise make any payment in respect of the Baron Exchangeable Notes; provided that the foregoing shall not prohibit the exchange of Baron Exchangeable Notes for Shares of Common Stock of AMRC Holdings in accordance with the terms of the Baron Exchangeable Notes. The Parent Guarantor will not consent to or solicit any amendment, supplement, waiver or other modification of any agreement or instrument evidencing or governing the Baron Exchangeable Notes without the prior written consent of the Required Lenders.

         SECTION 7. Events of Default. Section 6.01(s) is amended by adding the words "or, in the case of the Baron Capital Letter of Credit, as the result of a draw thereunder pursuant to Section 1(e) of the Baron Capital Guaranty" immediately after the words "the relevant Shareholder Guarantor's obligations thereunder".

         SECTION 8. Baron Exchangeable Notes. The undersigned Banks hereby approve the form and substance of the Baron Exchangeable Notes set forth in Exhibit A hereto.

         SECTION 9. Representations of Borrower and Parent Guarantor. Each of the Borrower and the Parent Guarantor represents and warrants that (i) the representations and warranties set forth in Article 4 of the Credit Agreement shall be true on and as of the Amendment Effective Date and (ii) no Default shall have occurred and be continuing on such date.

         SECTION 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 11. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 12. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Documentation Agent shall have received a counterpart hereof from each of the Borrower, the Parent Guarantor, Hughes, SingTel, Baron Capital and the Required Banks signed by such party or a facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.

         SECTION 13. Shareholder Guarantor Consent. The Shareholder Guarantors consent to the foregoing.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                             AMSC ACQUISITION COMPANY, INC.


                                             By  /s/Randy Segal
                                                 -----------------------------
                                                 Title:Vice President


                                             AMERICAN MOBILE SATELLITE
                                             CORPORATION


                                             By  /s/Randy Segal
                                                 -----------------------------
                                                 Title:Vice President


                                             TORONTO DOMINION (TEXAS), INC.,
                                             as Administrative Agent and Bank


                                             By  /s/Jane Mott
                                                 -----------------------------
                                                 Title:Vice President


                                             MORGAN GUARANTY TRUST
                                             COMPANY OF NEW YORK


                                             By  /s/Christopher C. Hunhardt
                                                 -----------------------------
                                                 Title:Vice President


                                             BANK OF AMERICA NATIONAL
                                             TRUST AND SAVINGS ASSOCIATION


                                             By  /s/Dianne P. Allen
                                                 -----------------------------
                                                 Title:  Vice President

                                             BANCA COMMERCIALE ITALIANA
                                             LOS ANGELES FOREIGN BRANCH


                                             By  /s/E. Bombieri
                                                 -----------------------------
                                                 Title:V.P. & Manager



                                             By  /s/J. Wityak
                                                 -----------------------------
                                                 Title:V.P.


                                             BANCA DI ROMA - SAN FRANCISCO


                                             By  /s/Richard G. Dietz (97271)
                                                 -----------------------------
                                                 Title:Vice President


                                             By  /s/Augusto Bianchi (97911)
                                                 -----------------------------
                                                 Title:First Vice President


                                             THE CHASE MANHATTAN BANK


                                             By  /s/Richard C. Smith
                                                 -----------------------------
                                                 Title:Vice President


                                             CITIBANK, N.A.


                                             By  /s/Walter Larsen
                                                 -----------------------------
                                                 Title:Attorney-in-Fact

                                             DEUTSCHE BANK AG, NEW YORK
                                             BRANCH AND/OR CAYMAN
                                             ISLANDS BRANCH


                                             By  /s/Stephen A. Wiedemann
                                                 -----------------------------
                                                 Title:Director


                                             By  /s/Joel Makowsky
                                                 -----------------------------
                                                 Title:Vice President


                                             THE FIRST NATIONAL BANK OF
                                             CHICAGO


                                             By  /s/Mark A. Isley
                                                 -----------------------------
                                                 Title:First Vice President


                                             ISTITUTO BANCARIO SAN PAOLO DI
                                             TORINO ISTITUTO MOBILIARE
                                             ITALIANO S.P.A.


                                             By  /s/Carlo Persico
                                                 -----------------------------
                                                 Title:Deputy Manager


                                             By  /s/Ettore Viazzo
                                                 -----------------------------
                                                 Title:Vice President


                                             NATIONSBANK, N.A.


                                             By  /s/Dianne P. Allen
                                                 -----------------------------
                                                 Title:Vice President

                                             HUGHES ELECTRONICS CORPORATION


                                             By  /s/Mark A. McEachen
                                                 -----------------------------
                                                 Title:Corporate Vice President
                                                       and Treasurer

                                             SINGAPORE TELECOMMUNICATIONS
                                             LTD.


                                             By  /s/Ho Siaw Hong
                                                 -----------------------------
                                                 Title:Assistant Vice President
                                                       (Satellite Services)

                                             BARON CAPITAL PARTNERS, L.P., a
                                             Delaware limited partnership
                                             By: BARON CAPITAL MANAGEMENT,
                                             INC., a general partner


                                             By  /s/Morty Schaja
                                                 -----------------------------
                                                 Title:Chief Operating Officer

                                                                       EXHIBIT A

                  JUNIOR SUBORDINATED SECURED EXCHANGEABLE NOTE


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

$21,500,000                                                     January 15, 1999

         FOR VALUE RECEIVED, American Mobile Satellite Corporation, a Delaware corporation (the "Company"), promises to pay to the order of Baron Asset Fund on behalf of The Baron Asset Fund Series, or its registered assigns (the "Holder"), the principal sum of $21,500,000 or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest from the date of issuance of this Note on the unpaid principal balance hereof at a rate equal to six percent (6%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any accrued but unpaid interest and other amounts payable hereunder, shall be due and payable on September 30, 2006 (the "Maturity Date"). Interest on this Note shall accrue on a quarterly basis on January 1, April 1, July 1 and October 1, (each an "Interest Accrual Date") with the first such Interest Accrual Date being April 1, 1999; provided, however, that right to accrued interest on this Note is subject to Section 7(b) herein.

         This Note is issued pursuant to the Note Purchase Agreement (the "Purchase Agreement") dated as of January 15, 1999 by and between the Company and the Holder.

         The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

         1.       Definitions.   As used in this Note, the following capitalized
terms have the following meanings:

                   (a) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of New York are authorized to be closed.

                   (b) "Exchange Price" has the meaning set forth in Section 7(a) hereof.

                   (c) "Obligations" means the principal, interest and other amounts payable under this Note.

                   (d) "Senior Debt" shall mean the principal of (and premium, if any), unpaid interest on and fees, expenses, costs of enforcement and other amounts due in connection with (a) all outstanding indebtedness of the Company for money borrowed (other than this Note) for the payment of which the Company is responsible or liable, or the payment of which the Company has guaranteed, whether such indebtedness is outstanding as of the date hereof or thereafter created, incurred, assumed or guaranteed by the Company, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is specifically provided that such indebtedness is not superior in right of payment to this Note, (b) capital lease obligations determined in accordance with generally accepted accounting principles, (c) any obligation of the Company to reimburse banks pursuant to letters of credit extended by such banks, advances made by such banks and other credit arrangements entered into with such banks in connection with tax-exempt obligations issued for the benefit of the Company, and (d) renewals extensions, modifications and refundings of any such indebtedness or obligations, provided however, that Senior Debt shall not mean the principal of (and premium, if any), unpaid interest on and fees, expenses, costs of enforcement and other amounts due in connection with any such indebtedness that is expressly subordinated to this Note.

                   (e)  "XM"  means  XM  Satellite  Radio   Holdings,   Inc.,  a
corporation organized under the laws of the State of Delaware.

                   (f) "XM Common Stock" means the common stock of XM, having a par value of $0.10 per share.

                   (g) "XM Convertible Note" means the Convertible Note, dated as of January 15, 1999, for a principal amount of up to $806,050, issued by XM to the Company.

                   (h) "XM Note Shares" means the shares of XM Common Stock issuable upon exercise of the conversion rights under the XM Convertible Note.

                   (i) "XM Owned Shares" means the 23.6502 shares of XM Common Stock owned by the Company.

         2. Exchange Event. The occurrence of any of the following shall constitute an "Exchange Event" under this Note:

                  (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on this Note or (ii) any interest or other payment required under the terms of this Note within five Business Days of its due date;

                  (b) Breaches of Covenants. The Company shall fail to observe or to perform any other covenant, obligation, condition or agreement contained in this Note, and such failure shall continue for 30 days.

                  (c) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (vii) take any action for the purpose of effecting any of the foregoing;

                  (d) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered, or such case or proceeding shall not be dismissed or discharged within 45 days of commencement; or

                  (e) Event of Default on Senior Debt. A default in the payment of principal premium, if any, or interest with respect to Senior Debt.

         3. Rights of Holder Upon Exchange Event. Upon the occurrence or existence of any Exchange Event, the Note shall automatically be exchanged for the XM Owned Shares and XM Note Shares, and all rights, title and interest in the Collateral shall be transferred to Holder.


         4. Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all of the Company's Senior Debt.

                  (a) Event of Default on Senior Debt. No payments by the Company on account of principal or interest on this Note shall be made unless full payment of amounts then due for principal, premium, if any, and interest on Senior Debt has been made or duly provided for in money or money's worth. No payment by the Company on account of principal or interest on this Note shall be made if, at the time of such payment or immediately after giving effect thereto,
(i) there shall exist a default in the payment of principal, premium, if any, or interest with respect to any Senior Debt, or (ii) there shall have occurred an event of default (other than a default in the payment of principal, premium, if any, or interest) with respect to any Senior Debt, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof, or any trustee under any such instrument, to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist. Nothing in this Section 4(a) shall be deemed to restrict the Holder's exchange rights set forth in Section 2(e).

                  (b) Insolvency Proceedings. If there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company, no amount shall be paid by the Company in respect of the principal of, interest on or other amounts due with respect to this Note at the time outstanding, unless and until the principal of (premium, if any), interest on, and any fees and expenses relating to, the Senior Debt then outstanding shall be paid in full.

                  (c) Subrogation. Subject to the payment in full of all Senior Debt, the Holder of this Note shall be subrogated to the rights of the holder(s) of such Senior Debt (to the extent of the payments or distributions made to the holder(s) of such Senior Debt) pursuant to the provisions of this Section 4 to receive payments and distributions of assets of the Company applicable to the Senior Debt until the principal of and interest on this Note is paid in full and no such payments or distributions to the Holder of assets of the Company otherwise distributable to the holders of Senior Debt shall, as between the Company, its creditors other than the holders of Senior Debt, and the Holder, be deemed to be a payment by the Company to the Holder of or on account of the Note. It is understood that the provisions of this Section 4(c) are and are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of Senior Debt, on the other hand.

                  (d) No Impairment. Nothing contained in this Section 4 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

                  (e) Reliance of Holders of Senior Debt. The Holder, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of Senior Debt, whether such Senior Debt was created or acquired before or after the creation of the indebtedness evidenced by this Note, and each such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Debt.

         5.       Collateral.

                  (a) To secure the Company's payment and performance of the Obligations and to secure the Company's prompt, full and faithful performance and observance of all of the provisions under this Note and the Note Purchase Agreement, the Company (i) hereby grants the Holder a security interest in all of the Company's right, title and interest in and to the XM Owned Shares and the XM Convertible Note including any right to XM Note Shares exchangeable therefor (collectively, the "Collateral"), and (ii) delivers herewith, the stock certificates representing the XM Owned Shares with stock powers executed in blank and the XM Convertible Note.

                  (b) The Company covenants and agrees with Holder that: (a) the security interest granted under this Note is in addition to any other security interest from time to time held by the Holder; (b) the Holder may realize upon all or part of any Collateral in any order it desires and any realization by any means upon any Collateral will not bar realization upon any other Collateral; and (c) the security interest created is a continuing security interest and will cover and secure all Obligations both present and future of the Company to Holder pursuant to this Note. The Company further covenants and agrees to take all actions requested by the Holder to establish or perfect the security interest granted under this Note.

         6. Prepayment. This Note may be prepaid as a whole or in part at any time prior to the Maturity Date upon at least ten Business Days prior written notice to the Holder. Any such prepayment shall be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

         7.       Exchange.

                  (a) Exchange for XM Common Stock. The Holder, at its option, may, on two Business Days prior written notice (each an "Exchange Notice"), on one or more occasions any time after the earlier of an Exchange Event and January 15, 2000, and on or prior to repayment in full of principal, interest and any other amounts due and owing hereunder (each an "Exchange Date"), exchange all of the principal then outstanding on this Note, or a portion thereof in an amount not less than $250,000 (and if greater than $250,000, in increments of $1,000 above such amount), for (i) XM Owned Shares, (ii) XM Note Shares issued to the Company on or prior to such Exchange Date, or (iii) rights to XM Note Shares issuable to the Company, at an exchange rate of $875,000 principal amount for each one (1) share of XM Owned Shares or XM Note Shares issued or issuable to the Company (the "Exchange Price"). Any principal exchanged under this Section 7(a) shall be exchanged first for, and to the extent of, XM Owned Shares, second for XM Note Shares issued to the Company, if any, and then for the XM Note. Upon full exchange of this Note, the Company shall be forever released from all its obligations and liabilities under this Note. If, on the Maturity Date, the Company has not received a timely Exchange Notice for the then outstanding principal amount under this Note, the Company may, at its option, (x) require the Holder to exchange such remaining principal for XM Owned Shares and/or XM Note Shares pursuant to the terms set forth in this Section 7 in full satisfaction of all Obligations hereunder, or (y) repay all remaining principal and accrued interest due as of the Maturity Date. Upon such exchange or repayment pursuant to the immediately preceding sentence, the Company shall be forever released from all its obligations and liabilities under this Note.

                   (b) Mechanics and Effect of Exchange. This Section 7(b) shall apply to any partial exchange of this Note other than in connection with the exercise by the Company of its option under Section 7(a)(x) above. On any exchange covered by this Section 7(b), the Company shall transfer to the Holder
(i) the XM Owned Shares, XM Note Shares or XM Convertible Note for which a portion of this Note is exchanged and (ii) a replacement promissory note having identical terms to this Note, except that the principal amount thereof shall equal the difference between (x) the principal amount of this Note immediately prior to such exchange minus (y) the portion of such principal amount exchanged for XM Owned Shares, XM Note Shares or XM Convertible Note. Upon exchange of this Note pursuant to this Section 7(b), the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, deliver to such Holder at such principal office a certificate or certificates for the number of XM Owned Shares or XM Note Shares held by the Company to which the Holder shall be entitled upon such exchange, together with any other securities and property to which the Holder is entitled upon such exchange under the terms of this Note. The Holder's right to all accrued interest relating to the portion of the principal amount exchanged pursuant to this Section 7(b) shall be extinguished upon such exchange.

                  (c) Interest on XM Convertible Note. Interest, if any, paid in cash by XM under the XM Convertible Note shall be allocated and paid to the Company to the extent such interest accrued before any Exchange Date relating to the XM Convertible Note, and to the Holder to the extent such interest accrued after any such Exchange Date.

         8. Successors and Assigns. Subject to the restrictions on transfer described in Sections 10 and 11 hereof, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         9. Waiver and Amendment. The waiver or failure of the Company or the Holder to exercise in any respect any right provided in this Note on a particular occasion shall not be deemed a waiver of such right on any other occasion or a waiver of any other right. To be effective, a waiver must be in writing and be signed by the party that is entitled to the benefit of the right that is being waived. No amendment or modification of this Note shall be made or deemed effective unless in writing and executed and delivered by the party against whom enforcement of such amendment or modification is sought.

         10. Transfer of this Note or Securities Issuable on Exchange Hereof. This Note may not be transferred in violation of the restrictive legend set forth at the head hereof. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

         11. Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Holder.

         12. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

         13. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier, personal delivery or facsimile transmission at the respective addresses or facsimile number of the parties as set forth below:

                  If to the Company:

                  American Mobile Satellite Corporation
                  10802 Parkridge Blvd.
                  Reston, Virginia 20191-5416
                  Attention:  Randy Segal, Esq.
                  Fax No.:   (703) 758-6134

                  If to Holder:

                  The Baron Asset Fund Series
                  c/o Baron Asset Fund
                  767 Fifth Avenue, 49th Floor
                  New York, New York 10153
                  Attention:  Linda Martinson, Esq.
                  Fax No.:   (212) 583-2014

         Any party hereto may by notice so given change its address or facsimile number for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

         14. Expenses; Waivers. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

         15. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws provisions of the State of New York or of any other state. In the event of any dispute among or between any of the parties to this Note arising out of the terms of this Note, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the State of New York for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.

         IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                               AMERICAN MOBILE
                                               SATELLITE CORPORATION


                                               By:__________________________

                                               Name:________________________

                                               Title:_______________________